FORM 8-K  1
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest reported) December 12, 2001

                           USA VIDEO INTERACTIVE CORP.
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             (Exact name of registrant as specified in its chapter)

           WYOMING                      0-29651                06-15763-91
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation                File Number)         Identification No.)

         70 ESSEX STREET, MYSTIC, CONNECTICUT                     06355
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       (Address of principal executive offices)                 (Zip Code)

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                                                                     FORM 8-K  2
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ITEM  5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On December 12, 2001 the Registrant announced that EMC Corporation (NYSE: EMC), the world leader in information storage, has recognized USVO as an EMC Proven(TM) E-Infostructure(TM) certified company.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit  99.1     News Release dated December 12, 2001


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             USA  VIDEO  INTERACTIVE  CORP.


Date:  December 12, 2001                By:  /s/  Anton  J.  Drescher
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                                             ANTON J. DRESCHER,
                                             CORPORATE SECRETARY



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